Vanguard Variable Insurance Fund International Portfolio

Supplement to the Prospectus and Summary Prospectus Dated April 29, 2016

Restructuring of the Investment Advisory Team

The board of trustees of Vanguard Variable Insurance Fund International Portfolio has restructured the Portfolio’s investment advisory team, removing M&G Investment Management Limited (M&G) as an investment advisor. Baillie Gifford Overseas Ltd. (Baillie Gifford) and Schroder Investment Management North America Inc. (Schroders) will remain as advisors to the Portfolio, and the assets managed by M&G will be reallocated to Schroders. All references to M&G and all other details and descriptions regarding its management of certain assets of the Portfolio in the Prospectus and Summary Prospectus are deleted in their entirety.

Baillie Gifford and Schroders each independently select and maintain a portfolio of common stocks for the Portfolio. In addition, as with other Vanguard funds that use a multimanager structure, Vanguard will continue to invest a small portion of the Portfolio’s assets to facilitate cash flows to and from the Portfolio’s advisors.

The Portfolio’s investment objective, principal investment strategies, and principal risks are not expected to change.

© 2016 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

PS 110 072016

Vanguard Variable Insurance Funds

Supplement to the Statement of Additional Information Dated April 29, 2016

Important Changes to Vanguard Variable Insurance Fund International Portfolio

The board of trustees of Vanguard Variable Insurance Fund International Portfolio has restructured the Portfolio’s investment advisory team, removing M&G Investment Management Limited (M&G) as an investment advisor. Baillie Gifford Overseas Ltd. (Baillie Gifford) and Schroder Investment Management North America Inc. (Schroders) will remain as advisors to the Portfolio, and the assets managed by M&G will be reallocated to Schroders. All references to M&G and all other details and descriptions regarding its management of certain assets of the Portfolio in the Statement of Additional Information are deleted in their entirety.

© 2016 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SAI 64A 072016